UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

September 21, 2026 (September 18, 2026)

Date of Report (Date of earliest event reported)

NEW ERA ENERGY & DIGITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-42433	99-3749880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 N. Loraine Street, Suite 1324 Midland, TX	79701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 695-6997

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NUAI	The Nasdaq Stock Market LLC
Warrants	NUAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Power Purchase Agreement

On September 18, 2026, TCDC PowerCo LLC (“New Era”), a subsidiary of New Era Energy & Digital, Inc. (the “Company”), entered into a Power Purchase Agreement (the “PPA”) with Luminant ET Services Company LLC (“Luminant”), pursuant to which Luminant has agreed to supply to New Era a minimum of 200 megawatts (“MW”) and up to a maximum of 207 MW of electric energy (the “Contract Quantity”) generated from a 1,180 MW natural gas-fired electric generating facility located in Odessa, Texas (the “Odessa Plant”) owned by an affiliate of Luminant, Vistra Operations Company LLC (“Vistra”), or otherwise sourced from other available sources or the ERCOT grid, for delivery to the Company’s Texas Critical Data Center project (the “Data Center Project”) to be located on property near the Odessa Plant.

The PPA has an initial term of 20 years commencing on the date Luminant first delivers energy to the delivery point (the “Delivery Date”), with automatic successive one-year renewal periods thereafter unless either party provides written notice of non-renewal. The obligations of Luminant are subject to the satisfaction of certain conditions precedent by December 31, 2027, including but not limited to execution of the Phase 1 Purchase and Sale Agreement for the purchase of the related substation and related equipment.

Each party will be required to provide credit support as set forth in the PPA. New Era is required, among other things, to provide credit support consisting of (i) a letter of credit in the amount of $116,000,000, to be posted on or before 15 business days after the date of the PPA and (ii) additional security not to exceed $82,800,000 in a form of acceptable security mutually agreed upon by the parties, to be posted on or before the Delivery Date.

In addition, the PPA contains certain events of default, termination rights and force majeure provisions which provide the parties with certain remedies including termination and suspension of performance. The PPA also contains customary representations and warranties, indemnification obligations, insurance requirements, confidentiality restrictions, and other terms and conditions.

Development Framework Agreement

Concurrently with the entry into the PPA, Texas Critical Data Centers LLC (“TCDC”), a subsidiary of the Company,  and Vistra entered into a Development Framework Agreement and Side Letter to Power Purchase Agreement (the “DFA”) in connection with the PPA.

The DFA grants Vistra a right of first refusal (the “ROFR”), beginning in April 2028, with respect to any future onsite generation or power build-out opportunity (a “Data Center Expansion Opportunity”) at the data center site owned by New Era or its affiliates in Ector County, Texas (the “Data Center Site”), and a right of first offer for a period of five years commencing on the date the DFA is executed on certain electrical power generation and battery storage projects the Company proposes to pursue.

The DFA also obligates New Era to reimburse Vistra for certain construction costs relating to substations and transmission lines, subject to execution of Purchase and Sale Agreements. If the parties do not timely execute the Phase 1 Purchase and Sale Agreement and New Era fails to pay invoiced Phase 1 construction costs under the DFA, Luminant's affiliate may draw on New Era's credit support for such costs, up to $116.0 million.

The DFA further provides that, promptly following the date on which Luminant provides power under the PPA, New Era will cause its subsidiary or any other entity that holds a direct or indirect equity interest in the portion of the Data Center Project to which Vistra provides power under the PPA (the “Project Company”) to issue to Vistra (or its designated affiliate) non-voting equity interests (the “Vistra Interests”) representing 5% of the fully diluted equity interests of the Project Company. The foregoing descriptions of the PPA and the DFA do not purport to be complete and are qualified in their entirety by reference to the full texts of the PPA and the DFA, copies of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2026 and are incorporated herein by reference.

Item 7.01 Regulation FD.

On September 21, 2026, the Company issued a press release announcing the PPA and DFA. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements include, but are not limited to, statements contained in this Current Report on Form 8-K relating to our business strategy, our future operating results and liquidity and capital resources outlook, including our ability to obtain credit support on commercially reasonable terms or at all, and, if obtained, to keep such credit support in place. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

EXHIBIT	DESCRIPTION
99.1	Press Release, dated September 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ERA ENERGY & DIGITAL, INC.

Date: September 21, 2026
	By:	/s/ Charles Nelson
	Name:	Charles Nelson
	Title:	Chief Executive Officer

3